UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 16, 2026

ABEONA THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15771	83-0221517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Carnegie Ave, 4th Floor

Cleveland, OH 44103

(Address of principal executive offices) (Zip Code)

(646) 813-4701

(Registrant’s telephone number, including area code)

N /A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ABEO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 16, 2026, the Board of Directors (the “Board”) of Abeona Therapeutics Inc. (the “Company”) approved the adoption of the Third Amended and Restated Bylaws of the Company, effective as of March 16, 2026 (the “New Bylaws”), which amend and restate the Second Amended and Restated Bylaws of the Company, dated as of July 9, 2024 (the “Existing Bylaws”), in their entirety. The New Bylaws amend the Existing Bylaws to, among other things:

●	provide clarifying changes as to when annual meetings of stockholders may be called, postponed, rescheduled, or canceled;
●	provide clarifying changes as to when special meetings of stockholders may be called, and by whom;
●	clarify that stockholder meetings may be held virtually by remote communication, consistent with the provisions of the General Corporation Law of the State of Delaware (the “DGCL”);
●	eliminate the requirement to make a stockholder list available for examination at stockholder meetings, as provided for by amendments to the DGCL;
●	enhance certain procedural mechanics and disclosure requirements in connection with stockholder submissions of proposals regarding other business at annual meetings of stockholders (other than proposals made pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), including by requiring that proposing stockholders and any Stockholder Associated Person (as defined in the New Bylaws) provide additional background information and disclosures and make certain representations;
●	increase the quorum for stockholder meetings from one-third to 50% of shares of common stock entitled to vote on the matter to be approved at the stockholder meeting;
●	enhance certain procedural mechanics and disclosure requirements in connection with stockholder nominations of directors, including by: (i) requiring that nominating stockholders, any Stockholder Associated Person, and director nominees provide additional background information and disclosures and make certain representations; and (ii) specifying procedural requirements with which nominating stockholders desiring to utilize the “universal proxy rules” in Rule 14a-19 under the Exchange Act must comply; and
●	add a section regarding meeting attendance via remote communications equipment.

The New Bylaws also incorporate certain clarifying, ministerial, non-substantive, and conforming changes.

The foregoing description of the New Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the New Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Abeona Therapeutics Inc. (incorporated by reference to Exhibit 3.3 of the Company’s Form 10-K for the year ended December 31, 2025)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abeona Therapeutics Inc.
(Registrant)

By:	/s/ Joseph Vazzano
Name:	Joseph Vazzano
Title:	Chief Financial Officer

Date: March 20, 2026